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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K

                                Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                March 16, 2001
                                --------------
               Date of Report (Date of earliest event reported)


                Community Trust Financial Services Corporation
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            (Exact name of registrant as specified in its charter)

          Georgia                      0-19030                  58-1856582
          -------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)


342 Marietta Highway, Hiram, Georgia                               30141
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (678) 363-3828
                                                    --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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On March 16, 2001, Community Trust Financial Services Corporation entered into an Agreement and Plan of Reorganization with GB&T Bancshares, Inc. to merge the two north Georgia bank holding companies. The merger is subject to approval of the shareholders of both institutions and federal and state regulatory authorities. Shareholders of Community Trust Financial Services Corporation will receive .786 shares of common stock in GB&T Bancshares, Inc. for each share of Community Trust currently held.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Community Trust Financial Services Corporation


March 20, 2001                    /s/ Angel Byrd
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Date                              By: Angel Byrd

                                  Title: Controller